                                                                    EXHIBIT 99.1
                                                                    ------------


                        Composition of the Receivables
                                    2000-B

                                                         New                           Used                      Total
                                             -------------------------       -----------------------     ---------------------
Aggregate Principal Balance                            $145,189,501.64               $454,810,466.00           $599,999,967.64

Number of Receivables in Pool                                    8,561                        32,976                    41,537

Percent of Pool by Principal Balance                             24.20%                        75.80%

Average Principal Balance                                   $16,959.41                    $13,792.17                $14,444.95
     Range of Principal Balances              ($1,554.64 to $59,472.46)       ($485.75 to $58,094.38)

Weighted Average APR                                             17.90%                        19.74%                     19.30%
     Range of APRs                                    (11.45% to 29.00%)           (10.99% to  29.99%)

Weighted Average Remaining Term                                     62                            59                        59
     Range of Remaining Terms                         (17 to 72 months)              (4 to 72 months)

Weighted Average Original Term                                      63                            60                        60
     Range of Original Terms                          (18 to 72 months)             (12 to 72 months)

___________________
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

     Distribution of the Receivables by APR as of the Cutoff Date

                         Aggregate Principal
                        Balance as of Cutoff           Percent of Aggregate         Number of         Percent of Number of
   APR Range (1)               Date                    Principal Balance (2)       Receivables          Receivables (2)
------------------     ---------------------          -----------------------    --------------      ----------------------
10.000% to 10.999%                 20,933.35                            0.00%                 1                       0.00%
11.000% to 11.999%                119,774.84                            0.02%                 6                       0.01%
12.000% to 12.999%              9,016,353.94                            1.50%               540                       1.30%
13.000% to 13.999%              7,982,713.76                            1.33%               436                       1.05%
14.000% to 14.999%             22,524,869.90                            3.75%             1,252                       3.01%
15.000% to 15.999%             24,481,590.70                            4.08%             1,354                       3.26%
16.000% to 16.999%             63,666,879.89                           10.61%             3,724                       8.97%
17.000% to 17.999%            109,460,708.24                           18.24%             6,934                      16.69%
18.000% to 18.999%             67,700,577.09                           11.28%             4,485                      10.80%
19.000% to 19.999%             52,713,508.62                            8.79%             3,548                       8.54%
20.000% to 20.999%             77,545,333.79                           12.92%             5,795                      13.95%
21.000% to 21.999%             63,817,859.82                           10.64%             4,815                      11.59%
22.000% to 22.999%             38,195,976.72                            6.37%             3,003                       7.23%
23.000% to 23.999%             39,670,120.82                            6.61%             3,434                       8.27%
24.000% to 24.999%             19,187,823.83                            3.20%             1,818                       4.38%
25.000% to 25.999%              2,804,864.28                            0.47%               279                       0.67%
26.000% to 26.999%                697,996.12                            0.12%                69                       0.17%
27.000% to 27.999%                214,965.17                            0.04%                24                       0.06%
28.000% to 28.999%                 80,760.29                            0.01%                 9                       0.02%
29.000% to 29.999%                 96,356.47                            0.02%                11                       0.03%
30.000% to 30.999%                      0.00                            0.00%                 0                       0.00%
                       ---------------------          -----------------------    --------------      ----------------------

TOTAL                        $599,999,967.64                          100.00%            41,537                     100.00%
==================     =====================         ========================    ==============      ======================

___________________
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)  Percentages may not add to 100% because of rounding.

       Distribution of the Receivables by Geographic Location of Obligor
                                    2000-B

                              Aggregate Principal
                              Balance as of Cutoff         Percent of Aggregate         Number of            Percent of Number of
         State                      Date                   Principal Balance (1)        Receivables            Receivables (1)
---------------------         --------------------         ---------------------        -----------          --------------------
Alabama                              10,508,834.58                         1.75%                723                         1.74%
Arizona                              22,287,668.69                         3.71%              1,512                         3.64%
California                           72,152,700.34                        12.03%              4,695                        11.30%
Colorado                              6,311,139.17                         1.05%                441                         1.06%
Connecticut                           7,390,994.77                         1.23%                501                         1.21%
Delaware                              2,540,368.20                         0.42%                190                         0.46%
District of Columbia                  1,051,744.78                         0.18%                 68                         0.16%
Florida                              47,830,671.69                         7.97%              3,303                         7.95%
Georgia                              18,372,433.70                         3.06%              1,206                         2.90%
Illinois                             27,046,821.71                         4.51%              1,855                         4.47%
Indiana                              12,247,394.53                         2.04%                865                         2.08%
Iowa                                  3,301,383.57                         0.55%                243                         0.59%
Kansas                                3,658,708.26                         0.61%                271                         0.65%
Kentucky                              7,860,802.08                         1.31%                580                         1.40%
Louisiana                            10,067,705.86                         1.68%                694                         1.67%
Maine                                 2,182,228.09                         0.36%                176                         0.42%
Maryland                             11,357,891.69                         1.89%                764                         1.84%
Massachusetts                         9,369,654.18                         1.56%                738                         1.78%
Michigan                             19,585,489.35                         3.26%              1,357                         3.27%
Minnesota                             8,022,789.23                         1.34%                561                         1.35%
Mississippi                           4,325,201.27                         0.72%                281                         0.68%
Missouri                              8,461,550.30                         1.41%                595                         1.43%
Nebraska                              2,006,783.44                         0.33%                143                         0.34%
Nevada                               10,442,798.49                         1.74%                728                         1.75%
New Hampshire                         1,970,944.58                         0.33%                160                         0.39%
New Jersey                           17,278,701.08                         2.88%              1,265                         3.05%
New Mexico                            3,454,764.95                         0.58%                250                         0.60%
New York                             27,626,222.25                         4.60%              2,011                         4.84%
North Carolina                       17,827,087.43                         2.97%              1,222                         2.94%
Ohio                                 28,119,545.08                         4.69%              2,088                         5.03%
Oklahoma                              5,170,184.29                         0.86%                367                         0.88%
Oregon                                1,842,990.32                         0.31%                143                         0.34%
Pennsylvania                         33,822,471.03                         5.64%              2,523                         6.07%
Rhode Island                          2,296,588.82                         0.38%                177                         0.43%
South Carolina                        8,511,027.37                         1.42%                539                         1.30%
Tennessee                             9,734,013.16                         1.62%                670                         1.61%
Texas                                68,990,027.86                        11.50%              4,423                        10.65%
Utah                                  3,224,426.11                         0.54%                242                         0.58%
Virginia                             16,481,649.12                         2.75%              1,125                         2.71%
Washington                            8,972,781.20                         1.50%                648                         1.56%
West Virginia                         3,354,853.87                         0.56%                248                         0.60%
Wisconsin                             9,020,374.53                         1.50%                653                         1.57%
Other (2)                             3,917,556.62                         0.65%                293                         0.71%
                              --------------------         ---------------------        -----------          --------------------

TOTAL                              $599,999,967.64                       100.00%             41,537                       100.00%
=====================         ====================         =====================        ===========          ====================

_______________
(1)  Percentages may not add to 100% because of rounding.
(2)  States with principal balances less than $1,000,000.